CALAMOS® GROWTH AND INCOME PORTFOLIO

Supplement dated September 10, 2015 to the Summary Prospectus,

Prospectus and the Statement of Additional Information, each dated May 1, 2015

Effective immediately, the Calamos Growth and Income Portfolio shall be jointly managed by John P. Calamos, Sr., John Hillenbrand, David Kalis, Eli Pars, Jon Vacko, and Joe Wysocki. Accordingly, effective immediately, any conflicting information in the Summary Prospectus, Prospectus or Statement of Additional Information is deleted, and the following table replaces the table listing the Calamos Growth and Income Portfolio’s portfolio managers on page 7 of the Prospectus.

PORTFOLIO MANAGER/ PORTFOLIO TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE PORTFOLIO	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Portfolio’s inception	Chief Executive Officer, Global Co-CIO
John Hillenbrand	11 years	SVP, Sr. Co-Portfolio Manager
David Kalis	since May 1, 2015	SVP, Sr. Co-Portfolio Manager
Eli Pars	1.5 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	11 years	SVP, Co-Portfolio Manager
Joe Wysocki	since May 1, 2015	SVP, Co-Portfolio Manager

Effective immediately, references to Gary D. Black and his position of Global Co-CIO shall be deemed deleted from the Summary Prospectus, Prospectus, and Statement of Additional Information of the Calamos Growth and Income Portfolio.

Please retain this supplement for future reference.

CATSPT 09/15